Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2009	2008	2009	2008

OPERATING REVENUES:
Gas utility	$93.4	$143.9	$759.9	$1,002.4
Electric utility	143.0	147.9	400.7	402.3
Nonutility revenues	113.2	119.6	359.7	372.7
Total operating revenues	349.6	411.4	1,520.3	1,777.4

OPERATING EXPENSES:
Cost of gas sold	28.0	80.2	440.6	686.0
Cost of fuel and purchased power	50.1	48.7	147.4	143.2
Cost of nonutility revenues	36.2	51.0	153.7	198.4
Other operating	129.6	127.9	377.6	368.4
Depreciation and amortization	53.9	47.7	158.3	142.5
Taxes other than income taxes	11.3	12.7	48.0	53.9
Total operating expenses	309.1	368.2	1,325.6	1,592.4

OPERATING INCOME	40.5	43.2	194.7	185.0

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	(0.6)	21.5	(11.3)	29.0
Other income (loss)- net	4.1	(3.7)	10.6	2.4
Total other income (expense)	3.5	17.8	(0.7)	31.4

INTEREST EXPENSE	25.8	23.9	74.0	72.4

INCOME BEFORE INCOME TAXES	18.2	37.1	120.0	144.0

INCOME TAXES	5.8	13.9	41.5	52.1

NET INCOME	$12.4	$23.2	$78.5	$91.9

AVERAGE COMMON SHARES OUTSTANDING	80.8	80.6	80.7	77.6
DILUTED COMMON SHARES OUTSTANDING	81.1	80.9	81.0	78.0

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.15	$0.29	$0.97	$1.18

DILUTED	$0.15	$0.29	$0.97	$1.17

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2009	2008	2009	2008

OPERATING REVENUES:
Gas utility	$93.4	$143.9	$759.9	$1,002.4
Electric utility	143.0	147.9	400.7	402.3
Other	0.4	0.6	1.2	1.8
Total operating revenues	236.8	292.4	1,161.8	1,406.5

OPERATING EXPENSES:
Cost of gas sold	28.0	80.2	440.6	686.0
Cost of fuel and purchased power	50.1	48.7	147.4	143.2
Other operating	69.9	69.2	227.9	217.7
Depreciation and amortization	45.9	41.6	134.8	123.2
Taxes other than income taxes	10.8	11.7	46.2	51.8
Total operating expenses	204.7	251.4	996.9	1,221.9

OPERATING INCOME	32.1	41.0	164.9	184.6

OTHER INCOME - NET	2.1	0.7	6.1	4.9

INTEREST EXPENSE	20.2	19.6	58.9	59.5

INCOME BEFORE INCOME TAXES	14.0	22.1	112.1	130.0

INCOME TAXES	5.3	8.5	40.6	49.6

NET INCOME	$8.7	$13.6	$71.5	$80.4

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	September 30,	December 31,
	2009	2008
ASSETS
Current Assets
Cash & cash equivalents	$15.3	$93.2
Accounts receivable - less reserves of $6.0 &
$5.6, respectively	126.8	226.7
Accrued unbilled revenues	46.8	197.0
Inventories	163.6	131.0
Recoverable fuel & natural gas costs	-	3.1
Prepayments & other current assets	109.7	124.6
Total current assets	462.2	775.6
Utility Plant
Original cost	4,530.9	4,335.3
Less: accumulated depreciation & amortization	1,689.4	1,615.0
Net utility plant	2,841.5	2,720.3
Investments in unconsolidated affiliates	172.9	179.1
Other utility and corporate investments	29.6	25.7
Other nonutility investments	46.1	45.9
Nonutility property - net	455.2	390.2
Goodwill - net	240.8	240.2
Regulatory assets	218.8	216.7
Other assets	33.7	39.2
TOTAL ASSETS	$4,500.8	$4,632.9
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$135.4	$266.1
Accounts payable to affiliated companies	24.5	75.2
Refundable fuel & natural gas costs	34.1	4.1
Accrued liabilities	154.9	175.0
Short-term borrowings	161.4	519.5
Current maturities of long-term debt	0.3	0.4
Long-term debt subject to tender	10.0	80.0
Total current liabilities	520.6	1,120.3
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,629.4	1,247.9
Deferred Income Taxes & Other Liabilities
Deferred income taxes	432.6	353.4
Regulatory liabilities	322.1	315.1
Deferred credits & other liabilities	232.2	244.6
Total deferred credits & other liabilities	986.9	913.1

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.1 and 81.0 shares, respectively	664.0	659.1
Retained earnings	710.1	712.8
Accumulated other comprehensive income (loss)	(10.2)	(20.3)
Total common shareholders' equity	1,363.9	1,351.6
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,500.8	$4,632.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)
	For the nine months ended
	September 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$78.5	$91.9
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	158.3	142.5
Deferred income taxes & investment tax credits	55.2	57.2
Equity in earnings (loss) of unconsolidated affiliates	11.3	(29.0)
Provision for uncollectible accounts	15.3	12.9
Expense portion of pension & postretirement periodic benefit cost	7.8	5.8
Other non-cash charges - net	(1.0)	19.1
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	234.0	148.7
Inventories	(32.0)	(77.3)
Recoverable/refundable fuel & natural gas costs	33.1	(49.0)
Prepayments & other current assets	30.6	(10.4)
Accounts payable, including to affiliated companies	(169.9)	(30.9)
Accrued liabilities	(17.4)	75.1
Unconsolidated affiliate dividends	11.3	9.3
Changes in noncurrent assets	(6.9)	1.3
Changes in noncurrent liabilities	(38.6)	(23.5)
Net cash flows from operating activities	369.6	343.7
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Issuance of common stock	-	124.9
Long-term debt	311.6	171.2
Dividend reinvestment plan & other	4.5	-
Requirements for:
Dividends on common stock	(81.2)	(75.6)
Retirement of long-term debt	(2.7)	(104.1)
Other financing activities	-	(0.1)
Net change in short-term borrowings	(358.1)	(202.9)
Net cash flows from financing activities	(125.9)	(86.6)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Other collections	1.2	6.1
Requirements for:
Capital expenditures, excluding AFUDC equity	(321.8)	(258.7)
Unconsolidated affiliate investments	(0.2)	(0.2)
Other investments	(0.8)	(10.8)
Net cash flows from investing activities	(321.6)	(263.6)
Net change in cash & cash equivalents	(77.9)	(6.5)
Cash & cash equivalents at beginning of period	93.2	20.6
Cash & cash equivalents at end of period	$15.3	$14.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2009	2008	2009	2008

REPORTED EARNINGS (LOSSES):
Utility Group	$8.7	$13.6	$71.5	$80.4

Non-utility Group
Energy Marketing and Services	(4.8)	10.1	6.0	12.4
Coal Mining	4.0	(0.5)	7.4	(1.6)
Energy Infrastructure Services	4.6	6.0	7.6	5.5
Other Businesses	(0.5)	(5.8)	(2.3)	(4.2)
Total Non-utility Operations	3.3	9.8	18.7	12.1

Corporate and Other	0.4	(0.2)	0.2	(0.6)

Sub-Total Operations	12.4	23.2	90.4	91.9

Charge related to Liberty Gas Storage Investment	-	-	(11.9)	-

Vectren Consolidated	$12.4	$23.2	$78.5	$91.9

EARNINGS PER SHARE:
EPS FROM OPERATIONS	$0.15	$0.29	$1.12	$1.18

Charge related to Liberty Gas Storage Investment	-	-	(0.15)	-

REPORTED EPS	$0.15	$0.29	$0.97	$1.18

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended Sep 30		Ended Sep 30
	2009	2008	2009	2008

GAS OPERATING REVENUES (Millions):

Residential	$59.9	$85.4	$517.1	$663.7
Commercial	22.0	43.9	194.4	278.8
Industrial	10.1	12.8	39.1	49.9
Other Revenue	1.4	1.8	9.3	10.0
	$93.4	$143.9	$759.9	$1,002.4

GAS MARGIN (Millions):

Residential	$42.9	$39.2	$211.7	$203.0
Commercial	11.9	12.4	64.2	65.3
Industrial	9.0	9.9	33.4	37.2
Other	1.6	2.2	10.0	10.9
	$65.4	$63.7	$319.3	$316.4

GAS SOLD & TRANSPORTED (MMDth):

Residential	3.8	3.8	49.2	52.7
Commercial	2.5	2.5	22.3	23.9
Industrial	15.3	18.4	55.1	67.5
	21.6	24.7	126.6	144.1

AVERAGE GAS CUSTOMERS

Residential	882,860	887,185	895,030	900,122
Commercial	81,914	82,764	83,109	83,883
Industrial	1,622	1,610	1,622	1,610
	966,396	971,559	979,761	985,615

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days (Ohio)			104%	101%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended Sep 30		Ended Sep 30
	2009	2008	2009	2008

ELECTRIC OPERATING REVENUES (Millions):

Residential	$52.9	$53.7	$140.9	$133.8
Commercial	36.4	35.2	104.7	96.4
Industrial	44.9	40.3	123.6	117.4
Municipals	-	-	-	1.0
Other Revenue	1.6	1.7	4.6	4.9
Total Retail	135.8	130.9	373.8	353.5
Net Wholesale Revenues	7.2	17.0	26.9	48.8
	$143.0	$147.9	$400.7	$402.3

ELECTRIC MARGIN (Millions):

Residential	$38.3	$40.7	$100.7	$100.2
Commercial	24.2	24.9	69.4	67.6
Industrial	23.3	23.0	63.6	64.5
Municipals	-	-	-	-
Other	1.5	1.6	4.3	4.6
Total Retail	87.3	90.2	238.0	236.9
Net Wholesale Margin	5.6	9.0	15.3	22.2
	$92.9	$99.2	$253.3	$259.1

ELECTRICITY SOLD (GWh):

Residential	421.4	462.4	1,134.0	1,182.4
Commercial	348.6	371.4	988.1	1,013.2
Industrial	620.5	619.0	1,686.9	1,859.5
Municipals	-	-	-	44.3
Other Sales - Street Lighting	4.5	4.3	14.1	14.0
Total Retail	1,395.0	1,457.1	3,823.1	4,113.4
Wholesale	87.9	371.1	494.3	1,111.4
	1,482.9	1,828.2	4,317.4	5,224.8

AVERAGE ELECTRIC CUSTOMERS

Residential	122,222	122,373	122,307	122,505
Commercial	18,388	18,393	18,360	18,434
Industrial	106	103	105	102
Other	33	34	33	34
	140,749	140,903	140,805	141,075

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days (Indiana)	79%	100%	92%	99%
Heating Degree Days (Indiana)			93%	100%